Monthly Report (March 8, 1999 Remittance Date)

CHASE BANK, TRUSTEE                                                                            DETERMINATION DATE:   03-MAR-99
MANUFACTURED HOUSING CONTRACTS                                                                 REMITTANCE DATE:      08-MAR-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A                                     FOR THE PERIOD ENDED: 25-FEB-99
                                                                                               LOCK-OUT DATE:           MAR-04
INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -                 GROUP II
                                                                                          Class II A-1         Class II B-1

 (v)   Class II A and Class II B Distribution Amounts                                        2,611,298.12            16,561.17

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                             491,847.14
       (b) Partial Prepayments Received                                                         53,667.72
       (c) Principal Payments in Full (Scheduled Balance)                                      662,058.98
       (d) Liquidated Contract Scheduled Balance                                                     0.00
       (e) Section 3.05 Purchase Scheduled Balance                                                   0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                                    0.00
       (g) Accelerated Principal Payment                                                     1,301,056.80
                                                                                             ------------        -------------
 Total Principal Distribution                                                                2,508,630.64                 0.00

 (x)   Interest Distribution                                                                   102,667.48            16,561.17
       Unpaid Interest Shortfall                                                                     0.00                 0.00
                                                                                             ------------        -------------
 Total Interest Distribution                                                                   102,667.48            16,561.17

 (y)   Beginning Class I A and Class I B Principal Balance                                  70,275,000.00        10,705,000.00
       Less: Principal Distribution                                                          2,508,630.64                 0.00
                                                                                             ------------        -------------
       Remaining Class A and Class B Principal Balance                                      67,766,369.36        10,705,000.00

 (z)   Fees Due Servicer
       Monthly Servicing Fee                                                                         0.00          (ac)
       Section 8.06 Reimbursement Amount                                                             0.00         Class II A-1
       Section 6.02 Reimbursement Amount                                                             0.00         Class II B-1
       Reimbursable Fees                                                                             0.00         Class II B-2
                                                                                                                  Class II B-3
                                                                                             ------------
 Total Fees Due Servicer                                                                             0.00

                                                              No. of                         Unpaid Principal
 (aa)  Delinquency                                          Contracts                            Balance

              31-59 Days Delinquent                             18                                757,182
              60-89 Days Delinquent                             4                                 109,775
               90+ Days Delinquent                              0                                       0

       3-Month Avg Thirty-Day Delinquency Ratio               0.27%
       3-Month Avg Sixty-Day Delinquency Ratio                0.04%

 (ab)  Section 3.05 Repurchases                                                                      0.00

 (ad)  Class R Distribution Amount                                                                   0.00
       Repossession Profits                                                                          0.00

 (ae)  Principal Balance of Contracts in Repossession                                                0.00

 (af)  Aggregate Net Liquidation Losses                                                              0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                                                15,204.04
       (y) Remaining Amount Available                                                          398,314.68
                                                                                             ------------
       Amount of (x) over (y)                                                                        0.00

 (ah)  Class B-2 Liquidation Loss Amount                                                             0.00

 (ai)  Guarantee Payment                                                                             0.00

 (aj)  Unadvanced Shortfalls                                                                         0.00
                                                                                   No.         $
 (ak)  Units repossessed                                                             0               0.00

 (al)  Principal Prepayments paid                                                              715,726.70

 (am)  Scheduled Principal Payments                                                            491,847.14

 (an)  Weighted Average Interest Rate                                                              10.34%

                      COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                               1,815,050.12
(ii)  Monthly Advance made                                                                           0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                                0.00
(v)   Principal due Holders                                                                          0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                               64,006.24
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                         0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                           0.00
   (iii) Monthly Servicing Fee                                                                       0.00
   (iv)  Reimbursable Liquidation Expenses                                                           0.00
   (v)   Section 6.04 (c) reimbursement                                                              0.00
   (vi)  Section 8.06 reimbursement                                                                  0.00
   (vii) Amounts not required to be deposited-SubServicer                                            0.00

Total Due Servicer                                                                                   0.00

Available Distribution Amount                                                                1,751,043.88
To Class A and B - Scheduled Principal and Interest                                          1,352,729.20

Monthly Excess Cashflow Class II                                                               398,314.68
Monthly Excess Cashflow Class I                                                                902,742.12

Accelerated Principal Payment                                                                1,301,056.80

Weighted Average Remaining Term (months)                                                           222.00

       Scheduled Balance Computation

       Prior Month Balance                                                                  93,082,000.00

       Current Balance                                                   91,881,699.59
                              Adv Principal                                  13,048.93
                              Del Principal                                  20,322.36
       Pool Scheduled Balance                                                               91,874,426.16

       Principal Payments in Full                                           662,058.98
       Partial Prepayments                                                   53,667.72

       Scheduled Principal                                                  491,847.14

       Collateral Balance                                                                   91,881,699.59

       Overcollateralization Amount                                                             1,301,057
       Required Overcollateralization Amount                                                    3,490,600


CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A

INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -
                                                                      Class II B-2           Class II B-3
 (v)   Class II A and Class II B Distribution Amounts                       10,722.67              15,204.04

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment
                                                                                    -                      -
                                                                         ------------           ------------
 Total Principal Distribution                                                    0.00                   0.00

 (x)   Interest Distribution                                                10,722.67              15,204.04
       Unpaid Interest Shortfall                                                 0.00                   0.00
                                                                         ------------           ------------
 Total Interest Distribution                                                10,722.67              15,204.04

 (y)   Beginning Class I A and Class I B Principal Balance               5,120,000.00           6,982,000.00
       Less: Principal Distribution                                              0.00                   0.00
                                                                         ------------           ------------
       Remaining Class A and Class B Principal Balance                   5,120,000.00           6,982,000.00


 (z)   Fees Due Servicer
       Monthly Servicing Fee                                           Pool Factor         Original Balance            Rate
       Section 8.06 Reimbursement Amount                                   0.96430266          70,275,000.00        5.2594%
       Section 6.02 Reimbursement Amount                                   1.00000000          10,705,000.00        5.5694%
       Reimbursable Fees                                                   1.00000000           5,120,000.00        7.5394%
Total Fees Due Services                                                    1.00000000           6,982,000.00        7.8394%


CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A

INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -

 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution                                                                    543,470.04
       Unpaid Interest Shortfall

 Total Interest Distribution                                 When
                                                                90,573,369.36
 (y)   Beginning Class I A and Class I B Principal Balance   is less than
       Less: Principal Distribution                             93,082,000.00                 2,508,630.64
                                                                    X
       Remaining Class A and Class B Principal Balance                   0.10
                                                                 9,308,200.00

 (z)   Fees Due Servicer                                     We can prepaid
       Monthly Servicing Fee                                      Libor          Spread
       Section 8.06 Reimbursement Amount                              4.9394%      0.32%        70,275,000      3,696,029
       Section 6.02 Reimbursement Amount                                           0.63%        10,705,000        596,202
       Reimbursable Fees                                                           2.60%         5,120,000        386,016
 Total Fees Due Servicer                                                           2.90%         6,982,000        547,346
                                                                                           ---------------------------------
                                                                                                93,082,000      5,225,593     5.61%

CHASE BANK, TRUSTEE                                                                  DETERMINATION DATE:              03-MAR-99
MANUFACTURED HOUSING CONTRACTS                                                       REMITTANCE DATE:                 08-MAR-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A                           FOR THE PERIOD ENDED:            25-FEB-99
                                                                                     LOCK-OUT DATE:                      MAR-04

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -         GROUP I
                                                                               Class I A-1       Class I A-2      Class I A-3
 (a)   Class I A and Class I B Distribution Amounts                              2,256,420.57       223,687.50       131,733.33

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                 346,448.12
       (b) Partial Prepayments Received                                            219,289.26
       (c) Principal Payments in Full (Scheduled Balance)                        1,621,002.74
       (d) Liquidated Contract Scheduled Balance                                         0.00
       (e) Section 3.05 Purchase Scheduled Balance                                       0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                        0.00
                                                                                -------------   --------------   --------------
 Total Principal Distribution                                                    2,186,740.12             0.00             0.00

 (c)   Interest Distribution                                                        69,680.45       223,687.50       131,733.33
       Unpaid Interest Shortfall                                                         0.00             0.00             0.00
                                                                                -------------   --------------   --------------
 Total Interest Distribution                                                        69,680.45       223,687.50       131,733.33

 (d)   Beginning Class I A and Class I B Principal Balance                      49,000,000.00    45,000,000.00    26,000,000.00
       Less: Principal Distribution                                              2,186,740.12             0.00             0.00
                                                                                -------------   --------------   --------------
       Remaining Class A and Class B Principal Balance                          46,813,259.88    45,000,000.00    26,000,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                             0.00        (h)          Pool Factor
       Section 8.06 Reimbursement Amount                                                 0.00      Class I A-1       0.95537265
       Section 6.02 Reimbursement Amount                                                 0.00      Class I A-2       1.00000000
       Reimbursable Fees                                                                 0.00      Class I A-3       1.00000000
                                                                                                   Class I A-4       1.00000000
                                                                                 ------------
 Total Fees Due Servicer                                                                 0.00      Class I A-5       1.00000000
                                                                                                   Class I A-6       1.00000000
                                                   No. of                    Unpaid Principal      Class I M-1       1.00000000
 (f)   Delinquency                               Contracts                       Balance           Class I B-1       1.00000000
                                                                                                   Class I B-2       1.00000000
           31-59 Days Delinquent                     18                               338,657
           60-89 Days Delinquent                     3                                 80,925
            90+ Days Delinquent                      0                                      0

       3-Month Avg Thirty-Day Delinquency Ratio    0.06%
       3-Month Avg Sixty-Day Delinquency Ratio     0.01%

 (g)   Section 3.05 Repurchases                                                          0.00

 (i)   Class R Distribution Amount                                                       0.00
       Repossession Profits                                                              0.00

 (j)   Principal Balance of Contracts in Repossession                                    0.00

 (k)   Aggregate Net Liquidation Losses                                                  0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                         0.00
       (y) Remaining Amount Available                                              902,742.12
                                                                                   ----------
       Amount of (x) over (y)                                                            0.00

 (m)   Class B-2 Liquidation Loss Amount                                                 0.00

 (n)   Guarantee Payment                                                                 0.00

 (o)   Unadvanced Shortfalls                                                             0.00

                                                                         No.        $

 (p)   Units repossessed                                                   0             0.00

 (q)   Principal Prepayments paid                                                1,840,292.00

 (r)   Scheduled Principal Payments                                                346,448.12

 (s)   Weighted Average Interest Rate                                                  10.27%

                      Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                    3,683,679.37
     Certificate Account Balance at Monthly Cutoff-SubServicer-21st                488,365.75
(ii) Monthly Advance made                                                                0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                     0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer-21st                               0.00
(v) Principal due Holders                                                                0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                    221,548.46
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                               32,212.59
(ii) Due to the Servicer Pursuant to Section 6.02:

   (i)   Section 3.05 Purchases (Due Seller)                                             0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                               0.00
   (iii) Monthly Servicing Fee                                                           0.00
   (iv)  Reimbursable Liquidation Expenses                                               0.00
   (v)   Section 6.04 (c) reimbursement                                                  0.00
   (vi)  Section 8.06 reimbursement                                                      0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                           0.00

Total Due Servicer                                                                       0.00

Available Distrubution Amount-Vanderbilt                                         3,462,130.91
Available Distrubution Amount-SubServicer-21st                                     456,153.16
To Class A and B                                                                 3,015,541.95

Monthly Excess Cashflow                                                            902,742.12

Weighted Average Remaining Term (months)                                               233.00

       Scheduled Balance Computation

       Prior Month Balance                                                     187,775,000.00

       Current Balance                                        185,563,603.06
                       Adv Principal                               52,908.08
                       Del Principal                               28,251.26
       Pool Scheduled Balance                                                  185,588,259.88

       Principal Payments in Full                               1,621,002.74
       Partial Prepayments                                        219,289.26

       Scheduled Principal                                        346,448.12

       Collateral Balance                                                      185,563,603.06


CHASE BANK, TRUSTEE                                                                  DETERMINATION DATE:              03-MAR-99
MANUFACTURED HOUSING CONTRACTS                                                       REMITTANCE DATE:                 08-MAR-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A                           FOR THE PERIOD ENDED:            25-FEB-99
                                                                                     LOCK-OUT DATE:                      MAR-04

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -         GROUP I
                                                                                  Class I A-4      Class I A-5     Class I A-6
 (a)   Class I A and Class I B Distribution Amounts                                  69,062.50       109,435.73        63,376.88

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                                 -------------   --------------   --------------
Total Principal Distribution                                                              0.00             0.00             0.00

 (c)   Interest Distribution                                                         69,062.50       109,435.73        63,376.88
       Unpaid Interest Shortfall                                                          0.00             0.00             0.00
                                                                                 -------------   --------------   --------------
 Total Interest Distribution                                                         69,062.50       109,435.73        63,376.88


 (d)   Beginning Class I A and Class I B Principal Balance                       13,000,000.00    20,034,000.00    11,267,000.00
       Less: Principal Distribution                                                       0.00             0.00             0.00
                                                                                 -------------   --------------   --------------
       Remaining Class A and Class B Principal Balance                           13,000,000.00    20,034,000.00    11,267,000.00


 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                   Original Balance            Rate
       Section 8.06 Reimbursement Amount                                         49,000,000.00          5.1194%          4.9394%
       Section 6.02 Reimbursement Amount                                         45,000,000.00          5.9650%            0.18%
       Reimbursable Fees                                                         26,000,000.00          6.0800%
                                                                                 13,000,000.00          6.3750%
 Total Fees Due Servicer                                                         20,034,000.00          6.5550%
                                                                                 11,267,000.00          6.7500%
                                                   No. of                         6,573,000.00          7.3350%
 (f)   Delinquency                               Contracts                        6,573,000.00          8.4600%
                                                                                 10,328,000.00          8.7500%
           31-59 Days Delinquent                     18
           60-89 Days Delinquent                     3
            90+ Days Delinquent                      0

       3-Month Avg Thirty-Day Delinquency Ratio    0.06%
       3-Month Avg Sixty-Day Delinquency Ratio     0.01%



CHASE BANK, TRUSTEE                                                                  DETERMINATION DATE:              03-MAR-99
MANUFACTURED HOUSING CONTRACTS                                                       REMITTANCE DATE:                 08-MAR-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A                           FOR THE PERIOD ENDED:            25-FEB-99
                                                                                     LOCK-OUT DATE:                      MAR-04

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -         GROUP I
                                                                            Class I M-1      Class I B-1      Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                             40,177.46        46,339.65       75,308.33

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                            -------------   --------------   --------------
 Total Principal Distribution                                                        0.00             0.00            0.00

 (c)   Interest Distribution                                                    40,177.46        46,339.65       75,308.33
       Unpaid Interest Shortfall                                                     0.00             0.00            0.00
                                                                            -------------   --------------   --------------
 Total Interest Distribution                                                    40,177.46        46,339.65       75,308.33

 (d)   Beginning Class I A and Class I B Principal Balance                   6,573,000.00     6,573,000.00   10,328,000.00
       Less: Principal Distribution                                                  0.00             0.00            0.00
                                                                            -------------   --------------   --------------
       Remaining Class A and Class B Principal Balance                       6,573,000.00     6,573,000.00   10,328,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                   Libor
       Section 6.02 Reimbursement Amount                                   Spread
       Reimbursable Fees

 Total Fees Due Servicer

                                                   No. of
 (f)   Delinquency                               Contracts

           31-59 Days Delinquent                     18
           60-89 Days Delinquent                     3
            90+ Days Delinquent                      0

       3-Month Avg Thirty-Day Delinquency Ratio    0.06%
       3-Month Avg Sixty-Day Delinquency Ratio     0.01%


CHASE BANK, TRUSTEE                                                                  DETERMINATION DATE:              03-MAR-99
MANUFACTURED HOUSING CONTRACTS                                                       REMITTANCE DATE:                 08-MAR-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999A                           FOR THE PERIOD ENDED:            25-FEB-99
                                                                                     LOCK-OUT DATE:                      MAR-04

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -         GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution

 (c)   Interest Distribution                                                                      828,801.83
       Unpaid Interest Shortfall

 Total Interest Distribution                                                                    2,186,740.12
                                                                                                When

 (d)   Beginning Class I A and Class I B Principal Balance                                    185,588,259.88
       Less: Principal Distribution                                                             is less than
                                                                                              185,588,259.88
       Remaining Class A and Class B Principal Balance                                                  0.10
                                                                    18,558,825.99
 (e)   Fees Due Servicer                                            We can prepay
       Monthly Servicing Fee                                                           Rate
       Section 8.06 Reimbursement Amount                                Class A-1    5.119%    49,000,000.00   2,508,496
       Section 6.02 Reimbursement Amount                                Class A-2    5.965%    45,000,000.00   2,684,250
       Reimbursable Fees                                                Class A-3    6.080%    26,000,000.00   1,580,800
                                                                        Class A-4    6.375%    13,000,000.00     828,750
 Total Fees Due Servicer                                                Class A-5    6.555%    20,034,000.00   1,313,229
                                                                        Class A-6    6.750%    11,267,000.00     760,523
                                                   No. of               Class M-1    7.335%     6,573,000.00     482,130
 (f)   Delinquency                               Contracts              Class B-1    8.460%     6,573,000.00     556,076
                                                                        Class B-2    8.750%    10,328,000.00     903,700
           31-59 Days Delinquent                     18
           60-89 Days Delinquent                     3
            90+ Days Delinquent                      0

       3-Month Avg Thirty-Day Delinquency Ratio    0.06%
       3-Month Avg Sixty-Day Delinquency Ratio     0.01%                                      187,775,000.00  11,617,953     6.19%